FINANCIAL EXPENSES, NET - Schedule of Financial Expenses, Net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Other Income and Expenses [Abstract]
Foreign currency exchange differences	$ 79	$ 28
Interest on cash equivalents and restricted deposits	259	83
Total income	338	111
Bank commissions and others	49	29
Foreign currency exchange differences	246	78
Interest on loans from banks and other credit balances		1
Total expenses	(295)	(108)
Total financial income, net	$ 43	$ 3